SEMIANNUAL REPORT
                                                                   MARCH 31,2001
VERTEX(SM) CONTRARIAN FUND
VERTEX(SM) INTERNATIONAL FUND

                               [graphic omitted]

VERTEX(SM) CONTRARIAN FUND
VERTEX(SM) INTERNATIONAL FUND

TRUSTEES                                  CUSTODIAN
Jeffrey L. Shames* -- Chairman,           State Street Bank and Trust Company
Chief Executive Officer, and
Director, Vertex Investment               INVESTOR SERVICE
Management, Inc.                          MFS Service Center, Inc.
                                          P.O. Box 2281
Nelson J. Darling, Jr.+ --                Boston, MA 02107-9906
Professional Trustee
                                          For additional information, contact
William R. Gutow+ -- Vice Chairman,       your investment professional.
Capitol Entertainment Management
Company; Real Estate Consultant           WORLD WIDE WEB
                                          www.mfs.com
INVESTMENT ADVISER
Vertex Investment Management, Inc.,
a wholly owned subsidiary of
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGERS
Christopher J. Burn*
David R. Mannheim*
Mark Regan*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* Vertex Investment Management, Inc.
+ Independent Trustee

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

    o  information we receive from you on applications or other forms

    o information about your transactions with us, our affiliates, or others, and

    o  information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

    1. How are my investments performing right now?

    2. How is my money being managed, over both the short and the long term?

    3. What's going on in the market, and how will that affect me?

    4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, www.mfs.com, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) InteractiveSM: One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On www.mfs.com, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched www.mfs.com, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    Vertex Investment Management, Inc.

    April 16, 2001


The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Vertex Contrarian Fund

Dear Shareholders,
For the six months ended March 31, 2001, Class A shares of the fund provided a total return of -16.11% and Class I shares -16.14%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -18.75% return over the same period for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

The fund's strategy makes aggressive use of three basic components: long positions in stocks, short positions in stocks, and trading opportunities. Our long positions are generally in companies that we have researched intensively and that we believe have very high growth potential. These holdings have tended to be largely, but not exclusively, in the mid-cap area. Our intent is to have at least half of the fund's total return come from profits in long positions.

We intend that roughly one-quarter of the fund's total return will come from investments in short positions. We have tended to do shorts in two ways. We may short what our research indicates are weak businesses or businesses for which we think bad news is coming out -- the same way we'd take a long position in a company we think good news is coming out. Or, we may short companies whose stocks we think are grossly overvalued, even though they may have good current fundamentals.

Finally, we intend that about one-quarter of our total return will come from selective trading opportunities presented by short-term inefficiencies in the market. In the same way that research is critical for our long and short positions, we use our resources to uncover what we feel are attractive trading opportunities.

Over the period, stock prices plunged in almost every sector of the market; this was the major reason for the fund's negative performance. However, the fund did outperform its benchmark, the S&P 500. We believe the two major contributors to our outperformance were our short positions and our large energy weighting.

During the first half of the period, the fund shorted a number of communications firms and telecommunications service providers as well as several large-cap names that we felt were overvalued relative to their growth rates. These short positions contributed significantly to performance in the fourth quarter of 2000. In the first quarter of 2001, we shifted our short focus to semiconductor capital equipment firms and semiconductor manufacturers whose stocks had not declined as sharply as technology in general because we felt these stocks were due to fall further. As the period ended, some of our semiconductor shorts had begun to fall. Our short positions in semiconductor capital equipment firms had not yet begun to work, but we were anticipating that they would contribute to performance in the coming period.

Energy holdings, consisting mainly of natural gas firms and deep water drilling companies, made up a significant portion of the fund's assets as of the end of the period. In our view, these stocks have been selling at relatively low valuations because the market does not believe that oil and gas prices can remain high. We feel, however, that commodity prices may remain elevated and that these companies have tremendous growth potential going forward.

Our other large weighting at the end of the period was in technology. The fund had relatively large positions in a number of companies whose stock prices we felt had been unjustly punished as the market attempted to paint all technology companies with the same negative brush. Our research indicated that companies such as VeriSign, Citrix Systems, Adobe, and CheckFree had strong fundamentals and very good earnings visibility and, therefore, represented great buying opportunities during the period.

    Respectfully,

/s/ Mark Regan

    Mark Regan
    Portfolio Manager

Note to shareholders: Mark Regan became portfolio manager of the fund effective July 10, 2000, replacing Brian E. Stack.

Vertex International Fund

Dear Shareholders,
The fund commenced investment operations on December 29, 2000. The fund is managed as a "long/short" portfolio and seeks to provide capital appreciation through three major types of holdings: long positions, short positions, and "pair trades." Our goal is to deliver market-level returns or better than market-level returns -- as represented by the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia and Far East) Index -- or better than market-level returns with substantially lower overall volatility. (The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world.) Investors should understand that the fund employs somewhat risky strategies and that a positive return is by no means guaranteed.

The fund's long positions are based on the best ideas of MFS' team of international analysts, under the supervision of the portfolio managers. Similarly, the fund's short positions are based on our analysts' best ideas of stocks they believe are likely to decline in price. In a short sale, the fund borrows a security it does not own and then sells it in anticipation of a fall in the security's price. To close a short sale, the fund must replace the security it borrowed by purchasing the security at its market value at the time of replacement. Of course, if the security rises in price, the fund may lose money on a short position.

The fund's pair trades combine a long position and a short position within the same industry. The intent is to allow the fund to profit from the pair whether the industry as a whole performs well or poorly. If the industry performs well, for example, we expect that the long position will increase in price more than the short position. Although the fund will lose money on the rising short position, our hope is that the profits from the long position will more than compensate for the loss. Similarly, if the industry performs poorly, we expect that our profits from the short position will outweigh the loss on the long position in the pair.

As of the end of the period, the fund's holdings, including pair trades, consisted of approximately 60% long positions and 40% short positions. Sectors in which we employed a number of pair trades included financial services and basic materials. Among our long positions, one of our focus areas was the cellular communication industry, in which our holdings included Vodafone Group (U.K.), NTT DoCoMo (Japan), VoiceStream (U.S.), and China Mobile (China).

     Respectfully,

 /s/ Christopher J. Burn                            /s/  David R. Mannheim

     Christopher J. Burn                                 David R. Mannheim
     Portfolio Manager                                   Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. The views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A and/or Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results include the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

VERTEX CONTRARIAN FUND

TOTAL RATES OF RETURN THROUGH MARCH 31, 2001

CLASS A                                                            6 Months            1 Year             Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                      -16.11%           +15.98%          +694.45%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                    --              +15.98%          +103.59%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                    --              + 9.31%          + 99.50%
---------------------------------------------------------------------------------------------------------------

CLASS I                                                            6 Months            1 Year             Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                      -16.14%           +15.79%          +693.19%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                    --              +15.79%          +103.48%
---------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, May 1, 1998, through March 31, 2001.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging markets may be unfavorably affected by interest rate and currency-exchange rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

The portfolios may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation. These risks may increase share price volatility. See the prospectus for details.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

The portfolios are nondiversified and has more risk than one that is diversified. The portfolios invest in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolios' net asset value. An investment in either of the portfolios is not a complete investment program. These risks may increase share price volatility. See the prospectus for details.

Each portfolio may purchase securities with proceeds, with bank borrowings, or with reverse repurchase agreements and may engage in other forms of leveraged investments. These types of investments are speculative and involve greater risks. These risks may increase share price volatility. See the prospectus for details.

The portfolios may participate in the initial public offering ("IPO") market, and a significant portion of the portfolios' returns may be attributable to investment in IPOs, which have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolios will experience similar performance by investment in IPOs as its assets grow. These risks may increase share price volatility. See the prospectus for details.

The portfolios will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security. These risks may increase share price volatility. See the prospectus for details.

Because the portfolios may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, they may be more volatile than portfolios that are more geographically diversified. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - March 31, 2001

VERTEX CONTRARIAN FUND

Stocks - 125.5%
----------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES           VALUE
----------------------------------------------------------------------------------------------
Business Services - 19.5%
  Global Payments, Inc.*                                                   720    $     13,320
  National Data Corp.                                                      900          21,015
  NOVA Corp.*                                                           32,600         601,144
  S1 Corp.*                                                             32,100         232,725
  VeriSign, Inc.*                                                      152,165       5,392,347
                                                                                  ------------
                                                                                  $  6,260,551
----------------------------------------------------------------------------------------------
Communication Services - 0.2%
  SBA Communications Corp.*                                              3,400    $     53,763
----------------------------------------------------------------------------------------------
Computer Hardware - Systems - 1.3%
  SanDisk Corp.*                                                        20,000    $    407,500
----------------------------------------------------------------------------------------------
Computer Software - Personal Computers - 1.7%
  Microsoft Corp.*                                                      10,000    $    546,875
----------------------------------------------------------------------------------------------
Computer Software - Services - 8.7%
  CheckFree Corp.*#                                                     44,700    $  1,315,856
  Internet Security Systems, Inc.*#                                     26,300         719,552
  Netegrity, Inc.*                                                      10,100         248,712
  RSA Security, Inc.*                                                   20,250         499,922
                                                                                  ------------
                                                                                  $  2,784,042
----------------------------------------------------------------------------------------------
Computer Software - Systems - 21.1%
  Adobe Systems, Inc.#                                                  39,800    $  1,391,806
  Citrix Systems, Inc.*#                                                71,500       1,510,437
  Computer Network Technology Corp.*                                     8,100          90,113
  CSG Systems International, Inc.*#                                     48,200       1,985,237
  Digex, Inc.*                                                             300           4,181
  Extreme Networks, Inc.*                                               24,820         377,512
  JNI Corp.*                                                             2,600          19,500
  McDATA Corp. "A"*                                                     44,500         839,938
  McDATA Corp. "B"*                                                        600          13,603
  Rational Software Corp.*                                               8,800         156,200
  Siebel Systems, Inc.*                                                  4,900         133,280
  VERITAS Software Corp.*                                                5,700         263,568
                                                                                  ------------
                                                                                  $  6,785,375
----------------------------------------------------------------------------------------------
Consumer Goods & Services - 0.1%
  Sportsline USA, Inc.*                                                 11,500    $     42,406
----------------------------------------------------------------------------------------------
Containers - 8.7%
  Ivex Packaging Corp.*#                                               118,290    $  1,626,487
  Owens Illinois, Inc.*#                                               139,300       1,184,050
                                                                                  ------------
                                                                                  $  2,810,537
----------------------------------------------------------------------------------------------
Electrical Equipment - 1.0%
  QLogic Corp.*                                                         13,706    $    308,385
----------------------------------------------------------------------------------------------
Electronics - 3.7%
  Cable Design Technologies Corp.*#                                     25,200    $    337,680
  hi/ fn, Inc.*                                                         12,600         210,672
  Intel Corp.                                                           25,000         657,812
                                                                                  ------------
                                                                                  $  1,206,164
----------------------------------------------------------------------------------------------
Energy - 2.4%
  Devon Energy Corp.                                                    13,294    $    773,711
----------------------------------------------------------------------------------------------

Entertainment - 0.2%
  Gemstar-TV Guide International, Inc.*                                  2,600    $     74,750
----------------------------------------------------------------------------------------------
Financial Institutions - 3.8%
  CIT Group, Inc., "A"                                                  21,200    $    612,256
  Nasdaq 100 Trust                                                      15,900         622,485
                                                                                  ------------
                                                                                  $  1,234,741
----------------------------------------------------------------------------------------------
Internet - 3.4%
  Akamai Technologies, Inc.*#                                           19,700    $    168,681
  CNET Networks, Inc.*#                                                 70,399         787,589
  InterNAP Network Services Corp.*                                      68,600         132,913
                                                                                  ------------
                                                                                  $  1,089,183
----------------------------------------------------------------------------------------------
Machinery - 2.9%
  W.W. Grainger, Inc.                                                   27,500    $    930,875
----------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 6.3%
  Arthrocare Corp.*                                                     13,000    $    182,000
  Cytyc Corp.*#                                                         67,800       1,118,700
  Davita, Inc.*#                                                        31,900         541,662
  IMS Health, Inc.                                                       7,000         174,300
  Tripath Imaging, Inc.*                                                 2,800          17,500
                                                                                  ------------
                                                                                  $  2,034,162
----------------------------------------------------------------------------------------------
Oil Services - 18.2%
  Cooper Cameron Corp.*#                                                 7,300    $    394,200
  Diamond Offshore Drilling, Inc.#                                      15,900         625,665
  Global Industries, Inc.*#                                             50,500         735,406
  Global Marine, Inc.*                                                  20,400         522,240
  National Oilwell, Inc.*                                               19,100         661,433
  Noble Drilling Corp.*#                                                38,100       1,758,696
  Trico Marine Services, Inc.*#                                         75,700       1,135,500
                                                                                  ------------
                                                                                  $  5,833,140
----------------------------------------------------------------------------------------------
Oils - 11.1%
  Apache Corp.                                                          19,700    $  1,134,917
  EOG Resources, Inc.                                                   30,300       1,249,269
  Houston Exploration Co.*                                               1,100          33,000
  Newfield Exploration Co.*                                             32,900       1,148,210
                                                                                  ------------
                                                                                  $  3,565,396
----------------------------------------------------------------------------------------------
Pharmaceuticals - 1.4%
  IntraBiotics Pharmaceuticals, Inc.*                                   11,700    $     24,863
  United Therapeutics Corp.*                                            23,800         415,012
                                                                                  ------------
                                                                                  $    439,875
----------------------------------------------------------------------------------------------
Printing & Publishing - 1.3%
  Scholastic Corp.*                                                     11,800    $    425,538
----------------------------------------------------------------------------------------------
Telecommunications - 8.5%
  American Tower Corp., "A"*#                                           37,000    $    684,500
  EchoStar Communications Corp.*                                        46,600       1,290,238
  Emulex Corp.*                                                         29,200         549,325
  Tekelec Co.*                                                           5,000          90,000
  Vignette Corp.*                                                       15,100          97,206
                                                                                  ------------
                                                                                  $  2,711,269
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $51,848,344)                                  $ 40,318,238
----------------------------------------------------------------------------------------------

Securities Sold Short - (37.9)%
----------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES
----------------------------------------------------------------------------------------------
Auto Parts - (2.5)%
  Brooks Automation, Inc.*                                             (20,000)   $   (795,000)
----------------------------------------------------------------------------------------------
Banks & Credit Cos. - (1.5)%
  Providian Financial Corp.                                             (9,900)   $   (485,595)
----------------------------------------------------------------------------------------------
Computer Hardware - Systems - (0.9)%
  Dell Computer Corp.*                                                 (11,300)   $   (290,269)
----------------------------------------------------------------------------------------------
Conglomerates - (0.4)%
  Tyco International Ltd.                                               (2,800)   $   (121,044)
----------------------------------------------------------------------------------------------
Electronics - (17.1)%
  Advanced Micro Devices, Inc.*                                        (10,000)   $   (265,400)
  Applied Materials, Inc.*                                             (58,300)     (2,536,050)
  Flextronics International Ltd.*                                      (20,000)       (300,000)
  KLA-Tencor Corp.*                                                     (4,500)       (177,187)
  Linear Technology Corp.                                              (12,800)       (525,600)
  Maxim Integrated Products, Inc.*                                      (6,400)       (266,176)
  Micron Technology, Inc.*                                              (8,500)       (353,005)
  PMC-Sierra, Inc.*                                                     (4,200)       (103,908)
  PRI Automation, Inc.*                                                 (4,900)        (83,913)
  Teradyne, Inc.*                                                      (26,500)       (874,500)
                                                                                  ------------
                                                                                  $ (5,485,739)
----------------------------------------------------------------------------------------------
Entertainment - (2.1)%
  AOL Time Warner, Inc.*                                               (16,700)   $   (670,505)
----------------------------------------------------------------------------------------------
Medical & Health Technology & Services - (1.9)%
  Tenet Healthcare Corp.*                                              (14,000)   $   (616,000)
----------------------------------------------------------------------------------------------
Photographic Products - (2.2)%
  Advanced Energy Industries, Inc.*                                    (28,200)   $   (727,912)
----------------------------------------------------------------------------------------------
Special Products & Services - (6.8)%
  Semiconductor HOLDRs Trust                                           (52,400)   $ (2,174,076)
----------------------------------------------------------------------------------------------
Telecommunications - (2.5)%
  CIENA Corp.*                                                         (10,000)   $   (417,500)
  Tellabs, Inc.*                                                       (10,000)       (406,875)
                                                                                  ------------
                                                                                  $   (824,375)
----------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $14,435,916)                      $(12,190,515)
----------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 12.4%                                               3,990,140
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                               $ 32,117,863
----------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) - March 31, 2001

VERTEX INTERNATIONAL FUND

Stocks - 60.9%
---------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES        VALUE
---------------------------------------------------------------------------------------------
Foreign Stocks - 55.8%
  Australia - 0.6%
    Australia & New Zealand Banking Group Ltd. (Banks and Credit Cos.)       252   $    8,467
---------------------------------------------------------------------------------------------
  Canada - 2.5%
    Alcan Aluminum Ltd. (Metals - Aluminum)                                  400   $   14,347
    BCE, Inc. (Telecommunications)                                           441        9,927
    BCE, Inc. (Telecommunications)                                           530       11,914
                                                                                   ----------
                                                                                   $   36,188
---------------------------------------------------------------------------------------------
  China - 0.8%
    China Mobile (Hong Kong) Ltd. (Telecommunications)*                      500   $   11,005
---------------------------------------------------------------------------------------------
  Denmark - 0.7%
    Danske Bank (Banks and Credit Cos.)                                      692   $   10,930
---------------------------------------------------------------------------------------------
  France - 5.5%
    Alstom S.A.-Spons ADR (Machinery)                                        325   $    9,003
    Sanofi-Synthelabo S.A. (Medical and Health Products)                     300       16,677
    Societe Television Francaise 1 (Entertainment)*                          150        5,126
    Technip S.A. (Construction)                                              137       19,136
    Total Fina Elf S.A., ADR (Oils)                                          268       18,211
    Vivendi Environnement (Water Treatment Systems)*                         240       10,481
                                                                                   ----------
                                                                                   $   78,634
---------------------------------------------------------------------------------------------
  Germany - 3.0%
    Fresenius AG, Preferred (Medical and Health Products)                    568   $   26,729
    SAP AG, Preferred (Computer Software - Systems)                          549       15,916
                                                                                   ----------
                                                                                   $   42,645
---------------------------------------------------------------------------------------------
  Israel - 0.3%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                                   95   $    4,512
---------------------------------------------------------------------------------------------
  Italy - 1.0%
    Assicurazioni Generali (Insurance)                                       250   $    7,873
    Banca Intesa S.p.A. (Financial Services)                               1,932        7,375
                                                                                   ----------
                                                                                   $   15,248
---------------------------------------------------------------------------------------------
  Japan - 7.5%
    Canon, Inc. (Special Products and Services)                              507   $   18,531
    Fast Retailing Co., Ltd. (Retail)                                        200       33,155
    Honda Motor Co., Ltd. ADR (Automotive)                                   240       19,704
    NTT DoCoMo, Inc. (Telecommunications)                                      1       17,375
    Sony Corp. (Electronics)                                                 100        7,225
    Sumitomo Electric Industries (Electronics)                             1,000       11,517
                                                                                   ----------
                                                                                   $  107,507
---------------------------------------------------------------------------------------------
  Mexico - 0.7%
    Grupo Financiero Banamex (Banks and Credit Cos.)                       5,700   $    9,921
---------------------------------------------------------------------------------------------
  Netherlands - 9.0%
    ABN Amro Holding N.V. (Finance)                                          440   $    8,074
    Akzo Nobel N.V. (Chemicals)                                              310       12,805
    Akzo Nobel N.V. ADR (Chemicals)                                          412       17,047
    ING Groep N.V. (Financial Services)                                      411       26,748
    Jomed N.V. (Medical and Health Products)*                                143        5,691
    Koninklijke (Royal) Philips Electronics N.V.
      (Electronics)                                                          332        8,864
    Royal Dutch Petroleum Co. (Oils)                                         510       28,274
    United Services Group (Staffing Services)*                               600       10,925
    VNU N.V. (Publishing - Newspapers)                                       280       10,359
                                                                                   ----------
                                                                                   $  128,787
---------------------------------------------------------------------------------------------
  Singapore - 0.6%
    Hong Leong Finance Ltd. (Financial Services)                           3,000   $    4,657
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                       1,000        3,492
                                                                                   ----------
                                                                                   $    8,149
---------------------------------------------------------------------------------------------
  South Africa - 1.3%
    Impala Platinum Holdings Ltd. (Precious Metals)                          520   $   18,461
---------------------------------------------------------------------------------------------
  Spain - 1.5%
    Grupo Prisa S.A. (Multimedia)*                                           900   $   10,774
    Iberdrola S.A. (Utilities - Electric)                                    725       10,255
                                                                                   ----------
                                                                                   $   21,029
---------------------------------------------------------------------------------------------
  Sweden - 0.7%
    Saab AB, "B" (Aerospace)                                               1,300   $    9,775
---------------------------------------------------------------------------------------------
  Switzerland - 5.7%
    Leica Geosystems AG (Technology)*                                         39   $    8,946
    Nestle S.A. (Food and Beverage Products)                                 123       12,731
    Novartis AG (Medical and Health Products)                                810       31,857
    Syngenta AG (Chemicals)*                                                 540       27,700
                                                                                   ----------
                                                                                   $   81,234
---------------------------------------------------------------------------------------------
  United Kingdom - 14.4%
    Bank of Scotland (Banks and Credit Cos.)*                              1,950   $   19,368
    BP Amoco PLC, ADR (Oils)                                                 178        8,832
    CGNU PLC (Insurance)*                                                    845       11,624
    Diageo PLC (Food and Beverage Products)                                  436       17,636
    Energis PLC (Telecommunications)*                                      1,800        7,126
    HSBC Holdings PLC (Banks and Credit Cos.)*                             1,600       18,821
    Next PLC (Retail)                                                      2,388       30,021
    Reed International PLC (Publishing)                                      618       22,959
    Reuters Group PLC (Business Services)                                      2           24
    Reuters Group PLC, ADR (Business Services)                               131        9,792
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                      457       10,368
    Standard Chartered PLC (Banks and Credit Cos.)*                          985       11,908
    Vodafone Group PLC (Telecommunications)                                1,420       38,554
                                                                                   ----------
                                                                                   $  207,033
---------------------------------------------------------------------------------------------
Total Foreign Stocks                                                               $  799,525
---------------------------------------------------------------------------------------------
U.S. Stocks - 5.1%
    NTL, Inc. (Telecommunications)*                                          270   $    6,791
    Omnicom Group, Inc. (Advertising)                                        177       14,670
    Pharmacia Corp. (Medical and Health Products)                            237       11,938
    Santa Fe International Corp. (Oils)                                      339       11,017
    Smurfit-Stone Container Corp. (Paper and Related
      Products)*                                                           1,100       14,641
    Voicestream Wireless Corp. (Telecommunications)                          161       14,872
---------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                  $   73,929
---------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $986,504)                                           $  873,454
---------------------------------------------------------------------------------------------

Short-Term Obligations - 16.8%
---------------------------------------------------------------------------------------------
    Federal National Mortgage Association Discount Notes,
      due 4/02/01
      at Amortized Cost                                               $      241   $  240,966
---------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,227,470)                                    $1,114,420
---------------------------------------------------------------------------------------------

Securities Sold Short - (42.7)%
---------------------------------------------------------------------------------------------
                                                                          SHARES
---------------------------------------------------------------------------------------------
Foreign Stocks - (37.7)%
  Argentina - (1.3)%
    Banco Bilbao Vizcaya Argenta (Banks and Credit Cos.)                  (1,400)  $  (19,026)
---------------------------------------------------------------------------------------------
  Canada - (0.8)%
    Telus Corp. (Telecommunications)                                        (550)  $  (11,983)
---------------------------------------------------------------------------------------------
  Finland - (0.9)%
    Stora Enso Oyj (Paper and Related Products)                           (1,400)  $  (13,024)
---------------------------------------------------------------------------------------------
  France - (2.7)%
    Havas Advertising (Advertising)*                                      (2,000)  $  (24,031)
    Integra S.A. (Internet Services)                                      (2,800)      (6,650)
    Valtech (Consulting Services)                                         (1,700)      (7,476)
                                                                                   ----------
                                                                                   $  (38,157)
---------------------------------------------------------------------------------------------
  Germany - (1.8)%
    Deutsche Telekom AG (Telecommunications)                                (600)  $  (13,914)
    Fresenius AG (Medical and Health Products)                              (180)     (12,047)
                                                                                   ----------
                                                                                   $  (25,961)
---------------------------------------------------------------------------------------------
  Hong Kong - (1.8)%
    Wharf (Holdings) Ltd. (Real Estate)                                  (10,000)  $  (26,155)
---------------------------------------------------------------------------------------------
  Iceland - (0.5)%
    Decode Genetics Inc. (Medical and Health Products)*                   (1,000)  $   (6,875)
---------------------------------------------------------------------------------------------
  Japan - (18.0)%
    Bank of Tokyo (Banks and Credit Cos.)                                 (2,000)  $  (17,885)
    Casio Computer Co., Ltd. (Electronics)                                (2,000)     (12,895)
    Daiei, Inc. (Retail)                                                  (5,000)      (7,293)
    Daiwa Securities Co. (Banks and Credit Cos.)                          (2,000)     (18,921)
    Marubeni Corp. (Import/Export)                                        (3,000)      (5,356)
    Mitsubishi Corp. (Import/Export)                                      (4,000)     (26,556)
    Mitsui & Co. (Import/Export)                                          (5,000)     (26,620)
    Mizuho Holdings Inc. (Banks and Credit Cos.)                              (8)     (44,951)
    Nomura Securities Co., Ltd. (Financial Services)                      (2,000)     (35,865)
    Rohm Co. (Electronics)                                                  (100)     (16,737)
    Ryohin Keikaku Co., Ltd. (Retail)                                       (700)     (16,849)
    Sumitomo Mitsui Banking Corp. (Banks and Credit Cos.)                 (1,000)      (8,926)
    Tokyo Electron Ltd. (Electronics)                                       (300)     (19,798)
                                                                                   ----------
                                                                                   $ (258,652)
---------------------------------------------------------------------------------------------
  Norway - (1.6)%
    Norske Skogindustrier (Paper and Related Products)*                     (800)  $  (11,196)
    Norske Skogindustrier- (Rights) (Paper and Related
      Products)*                                                            (800)     (11,196)
                                                                                   ----------
                                                                                   $  (22,392)
---------------------------------------------------------------------------------------------
  Singapore - (0.9)%
    Singapore Telecommunications Ltd. (Telecommunications)                (5,000)  $   (5,266)
    United Overseas Bank/Singapore (Banks and Credit Cos.)                (1,000)      (7,040)
                                                                                   ----------
                                                                                   $  (12,306)
---------------------------------------------------------------------------------------------
  South Africa - (2.0)%
    Anglo American Platinum Corp. Ltd. (Metals)                             (550)  $  (18,362)
    Dimension Data Holdings PLC (Telecommunications)*                     (2,500)     (10,121)
                                                                                   ----------
                                                                                   $  (28,483)
---------------------------------------------------------------------------------------------
  Spain - (1.7)%
    Recoletos Compania Editorial, S.A. (Multimedia)                       (2,100)  $  (12,911)
    Telefonica S.A. (Telecommunications)*                                 (1,500)     (11,413)
                                                                                   ----------
                                                                                   $  (24,324)
---------------------------------------------------------------------------------------------
  Sweden - (1.6)%
    Hennes & Mauritz (Retail)                                             (1,000)  $  (14,074)
    Proffice AB-B (Staffing Services)                                       (550)      (9,358)
                                                                                   ----------
                                                                                   $  (23,432)
---------------------------------------------------------------------------------------------
  Switzerland - (1.0)%
    Ciba Specialty Chemicals Holdings (Chemicals)                           (230)  $  (13,952)
---------------------------------------------------------------------------------------------
  United Kingdom - (1.1)%
    Pearson PLC (Multimedia)*                                               (630)  $  (10,995)
    UTD Business Media (Multimedia)                                         (500)      (4,562)
                                                                                   ----------
                                                                                   $  (15,557)
---------------------------------------------------------------------------------------------
Total Foreign Stocks                                                               $ (540,279)
---------------------------------------------------------------------------------------------
  U.S. Stocks - (5.0)%
    Bank of New York Co., Inc. (Bank and Credit Cos.)                       (500)  $  (24,620)
    Human Genome Sciences, Inc. (Medical and Health
      Products)*                                                            (730)     (33,580)
    Monsanto Co. (Agriculture)                                              (400)     (14,184)
                                                                                   ----------
                                                                                   $  (72,384)
---------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $676,035)                          $ (612,663)
---------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 65.0%                                                931,743
---------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                $1,433,500
---------------------------------------------------------------------------------------------
Portfolio Footnotes:

* Non-income producing security.
# Security or a portion of the security was pledged to cover collateral requirements. At March 31,
  2001, the value of securities pledged for Vertex Contrarian and Vertex International Fund amounted to $13,628,458 and $275,578, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
-----------------------------------------------------------------------------------------------------
                                                                     VERTEX                    VERTEX
                                                                 CONTRARIAN             INTERNATIONAL
MARCH 31, 2001                                                         FUND                      FUND
-----------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $51,848,344 and
    $1,227,470, respectively)                                  $ 40,318,238              $  1,114,420
  Foreign currency, at value (identified cost, $9 and $--,
    respectively)                                                         8                      --
  Cash                                                                 --                     250,770
  Deposits with brokers for securities sold short                14,435,916                   676,035
  Receivable for investments sold                                 6,124,293                   276,379
  Receivable for fund shares sold                                     4,715                      --
  Dividends and interest receivable                                  99,813                     4,685
  Other assets                                                           60                      --
                                                               ------------              ------------
    Total assets                                               $ 60,983,043              $  2,322,289
                                                               ------------              ------------

Liabilities:
  Notes payable                                                $  9,564,828              $       --
  Payable to custodian                                                 --                       2,434
  Payable for dividends on securities sold short                     14,405                     2,692
  Securities sold short, at value (proceeds received,
    $14,435,916 and $676,035, respectively)                      12,190,515                   612,663
  Payable for investments purchased                               6,912,329                   269,959
  Payable for fund shares reacquired                                 65,073                      --
  Payable to affiliates -
    Management fee                                                  114,077                      --
    Reimbursement fee                                                 3,953                      --
  Accrued expenses and other liabilities                               --                       1,041
                                                               ------------              ------------
      Total liabilities                                        $ 28,865,180              $    888,789
                                                               ------------              ------------
    Net Assets                                                 $ 32,117,863              $  1,433,500
                                                               ============              ============

Net assets consist of:

  Paid-in capital                                              $ 36,761,550              $  1,520,006
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                 (9,284,706)                  (56,512)
  Accumulated undistributed net realized gain (loss) on
    investments and foreign currency transactions                 5,348,847                   (30,098)
  Accumulated net investment income (loss)                         (707,828)                      104
                                                               ------------              ------------
      Total                                                    $ 32,117,863              $  1,433,500
                                                               ============              ============

Shares of beneficial interest outstanding

  Class A                                                           873,811                   151,985
  Class I                                                           163,667                      --
                                                               ------------              ------------
      Total shares of beneficial interest outstanding             1,037,478                   151,985
                                                               ============              ============

Net assets:

  Class A                                                      $ 27,059,785              $  1,433,500
  Class I                                                         5,058,078                      --
                                                               ------------              ------------
      Totals net assets                                        $ 32,117,863              $  1,433,500
                                                               ============              ============

Class A shares:

    Net asset value per share                                  $      30.97              $       9.43
                                                               ============              ============
Offering price per share (100 / 94.25 of net asset
   value per share)                                            $      32.86              $      10.01
                                                               ============              ============

Class I shares:

    Net asset value, offering price, and redemption price
      per share (net assets / shares of beneficial interest
      outstanding)                                             $      30.90              $       --
                                                               ============              ============

See notes to financial statements.


FINANCIAL STATEMENTS - continued
Statements of Operations (Unaudited)
-----------------------------------------------------------------------------------------------------
                                                                     VERTEX                    VERTEX
                                                                 CONTRARIAN             INTERNATIONAL
SIX MONTHS ENDED MARCH 31, 2001                                        FUND                      FUND*
-----------------------------------------------------------------------------------------------------
Net investment (income) loss:
  Income -
    Interest                                                   $    297,904              $      5,639
    Dividends                                                        17,916                     4,280
    Foreign taxes withheld                                             --                        (507)
                                                               ------------              ------------
      Total investment income                                  $    315,820              $      9,412
                                                               ------------              ------------

  Expenses -
    Management fee                                             $    659,364              $      7,518
    Trustees' compensation                                            1,020                       675
    Shareholder servicing agent fee                                  17,894                       380
    Distribution and service fee (Class A)                           54,388                     1,312
    Administrative fee                                                2,200                        65
    Custodian fee                                                     8,925                       931
    Interest expense                                                324,884                       923
    Printing                                                         13,931                    10,730
    Postage                                                           8,220                       456
    Auditing fees                                                    15,200                     2,667
    Legal fees                                                        2,365                     3,557
    Dividend expense on securities sold short                         5,719                     2,748
    Miscellaneous                                                    18,032                     3,351
                                                               ------------              ------------
      Total expenses                                           $  1,132,142              $     35,313
    Fees paid indirectly                                             (3,743)                     --
    Reduction of expenses by investment adviser and
      distributor                                                  (104,751)                  (26,005)
                                                               ------------              ------------
      Net expenses                                             $  1,023,648              $      9,308
                                                               ------------              ------------
        Net investment income (loss)                           $   (707,828)             $        104
                                                               ------------              ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                    $  2,070,296              $    (62,371)
    Securities sold short                                         6,799,659                    32,273
                                                               ------------              ------------
      Net realized gain (loss) on investments and
        foreign currency transactions                          $  8,869,955              $    (30,098)
                                                               ------------              ------------

  Change in unrealized appreciation (depreciation) -
    Investments                                                $(15,875,643)             $   (113,050)
    Securities sold short                                         1,551,284                    63,372
    Translation of assets and liabilities in
      foreign currencies                                               --                      (6,834)
                                                               ------------              ------------

      Net unrealized loss on investments and foreign
        currency translation                                   $(14,324,359)             $    (56,512)
                                                               ------------              ------------

        Net realized and unrealized loss on investments
          and foreign currency                                 $ (5,454,404)             $    (86,610)
                                                               ------------              ------------
          Decrease in net assets from operations               $ (6,162,232)             $    (86,506)
                                                               ============              ============

* For the period from the commencement of the fund's investment operations, December 29, 2000, through March 31, 2001.

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                YEAR ENDED
                                                             MARCH 31, 2001        SEPTEMBER 30, 2000
VERTEX CONTRARIAN FUND                                          (UNAUDITED)
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $   (707,828)             $   (783,094)
  Net realized gain on investments and foreign currency
    transactions                                                  8,869,955                17,503,632
  Net unrealized gain (loss) on investments and foreign
    currency translation                                        (14,324,359)                4,433,706
                                                               ------------              ------------
      Increase (decrease) in net assets from operations        $ (6,162,232)             $ 21,154,244
                                                               ------------              ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                            $ (7,054,907)             $(13,089,213)
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (1,024,586)                     --
                                                               ------------              ------------
      Total distributions declared to shareholders             $ (8,079,493)             $(13,089,213)
                                                               ------------              ------------
Net increase in net assets from fund share transactions        $  9,450,038              $ 24,581,180
                                                               ------------              ------------
      Total increase (decrease) in net assets                  $ (4,791,687)             $ 32,646,211
Net assets:
  At beginning of period                                         36,909,550                 4,263,339
                                                               ------------              ------------

  At end of period (including accumulated net investment
    loss of $707,828 and $0, respectively)                     $ 32,117,863              $ 36,909,550
                                                               ============              ============

See notes to financial statements.

---------------------------------------------------------------------------
                                                               PERIOD ENDED
                                                             MARCH 31, 2001
VERTEX INTERNATIONAL FUND                                      (UNAUDITED)*
---------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                              $  104
  Net realized loss on investments and foreign currency
    transactions                                                    (30,098)
  Net unrealized loss on investments and foreign currency
    translation                                                     (56,512)
                                                                 ----------
      Decrease in net assets from operations                     $  (86,506)
                                                                 ----------
Net increase in net assets from fund share transactions          $1,520,006
                                                                 ----------
      Total increase in net assets                               $1,433,500
Net assets:
  At beginning of period                                             --
                                                                 ----------

  At end of period (including accumulated net investment
    income of $104)                                              $1,433,500
                                                                 ==========

*For the period from the commencement of the fund's investment operations, December 29, 2000, through March 31, 2001.

See notes to financial statements.

Statements of Cash Flows (Unaudited)
-------------------------------------------------------------------------------------------
                                                                                     VERTEX
                                                                                 CONTRARIAN
SIX MONTHS ENDED MARCH 31, 2001                                                        FUND
-------------------------------------------------------------------------------------------
Increase (decrease) in cash:
Cash flows from operating activities -
  Net decrease in net assets from operations                                  $  (6,162,232)
  Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
    Purchase of investment securities                                          (339,970,879)
    Accretion of discount                                                              (873)
    Proceeds from disposition of investment securities                          342,541,644
    Increase in deposits with brokers for securities sold short                  (3,640,104)
    Increase in dividends and interest receivable                                   (59,532)
    Decrease in receivable for securities sold                                      653,225
    Decrease in receivable for fund shares sold                                      52,850
    Decrease in other receivables                                                       500
    Decrease in payable for securities purchased                                   (183,588)
    Increase in payable for fund shares reacquired                                   33,275
    Increase in payable for dividends on securities sold short                        5,718
    Increase in accrued expenses and other liabilities                               16,973
    Unrealized depreciation from investments and securities sold short           14,324,359
    Net realized gain from investments and securities sold short                 (8,869,955)
                                                                              -------------
      Net cash used in operating activities                                   $  (1,258,619)
                                                                              -------------

Cash flows from financing activities -
  Decrease in loan payable                                                    $    (111,927)
  Proceeds from fund shares sold                                                  6,824,601
  Payment on fund shares redeemed                                                (5,403,567)
  Cash payment of distributions from net realized gain on investments
    and foreign currency transactions                                               (50,489)
                                                                              -------------
      Net cash provided by financing activities                               $   1,258,618
      Net decrease in cash                                                    $          (1)
                                                                              -------------

Cash and foreign currency:
  Beginning balance                                                           $           9
  Ending balance                                                              $           8
                                                                              =============

Non-cash financing activities not included herein consist of the reinvestment of distributions of $8,029,004.

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,           PERIOD ENDED
                                                SIX MONTHS ENDED         ------------------------------       SEPTEMBER 30,
                                                  MARCH 31, 2001                2000               1999               1998*
VERTEX CONTRARIAN FUND                               (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                                         CLASS A
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $  48.22            $  23.44            $  9.58            $  10.00
                                                        --------            --------            -------            --------
Income (loss) from investment operations# -
  Net investment income (loss)(S)                       $  (0.78)           $  (1.76)           $ (0.37)           $   0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       (5.88)              59.88              14.45               (0.46)
                                                        --------            --------            -------            --------
      Total from investment operations                  $  (6.66)           $  58.12            $ 14.08            $  (0.42)
                                                        --------            --------            -------            --------

Less distributions declared to shareholders -
  From net investment income                            $  --               $  --               $ (0.02)           $ --
  From net realized gain on investments and foreign
    currency transactions                                 (10.59)             (33.34)             (0.20)             --
                                                        --------            --------            -------            --------
      Total distributions declared to shareholders      $ (10.59)           $ (33.34)           $ (0.22)           $ --
                                                        --------            --------            -------            --------
Net asset value - end of period                         $  30.97            $  48.22            $ 23.44            $   9.58
                                                        ========            ========            =======            ========
Total return                                              (16.11)%++          297.36%            149.05%(++)          (4.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(+)                                             5.72%+              4.38%              2.41%               2.03%+
  Net investment income (loss)                             (3.97)%+            (3.42)%            (1.97)%              0.91%+
Portfolio turnover                                           504%              1,508%             1,553%                243%
Net assets at end of period (000 Omitted)                $27,060             $33,532             $4,263                $389

(S)  Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees, in excess of 2.00%. Prior to September 30, 2000, the fund paid the investment adviser a reimbursement fee not greater than 2.00% of average daily net assets. Prior to March 1, 2000, the investment adviser voluntarily waived its fee. In addition, the distributor voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
     Net investment loss                                $  (0.92)           $  (2.12)          $  (1.01)           $  (0.64)
     Ratios (to average net assets):
       Expenses##                                           6.38%+              5.08%              5.83%              15.69%+
       Net investment loss                                 (4.63)%+            (4.12)%            (5.39)%            (12.78)%+

   * For the period from the commencement of the fund's investment operations, May 1, 1998, through September 30, 1998.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
 (+) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 5.69%, 4.33%, 2.02%, and 2.03% for the six months ended March 31, 2001, the years ended September 30, 2000, and 1999, and the period ended
     September 30, 1998, respectively.
(++) On September 30, 1999, the fund had certain "as of" securities transactions which were recorded after year-end for book purposes but are presented as of year-end for financial statement presentation. These transactions reduced the fund's total return from 155.74% to 145.05%.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------
                                                                                         PERIOD ENDED
                                                           SIX MONTHS ENDED             SEPTEMBER 30,
                                                             MARCH 31, 2001                     2000*
VERTEX CONTRARIAN FUND                                          (UNAUDITED)
-----------------------------------------------------------------------------------------------------
                                                                          CLASS I
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $      48.16              $      42.80
                                                               ------------              ------------
Income (loss) from investment operations# -
  Net investment loss(S)                                       $      (0.76)             $      (0.80)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                              (5.91)                     6.16
                                                               ------------              ------------
      Total from investment operations                         $      (6.67)             $       5.36
                                                               ------------              ------------
Less distributions declared to shareholders from net
  realized gain on investments and foreign
  currency transactions                                        $     (10.59)             $       --
                                                               ------------              ------------
Net asset value - end of period                                $      30.90              $      48.16
                                                               ============              ============
Total return                                                         (16.14)%++                 12.66%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(+)                                                        5.72%+                    5.38%+
  Net investment loss                                                 (3.94)%+                  (2.00)%+
Portfolio turnover                                                      504%                    1,508%
Net assets at end of period (000 Omitted)                      $      5,058              $      3,377

(S)  Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. Prior to September 30, 2000, the fund paid the investment adviser a reimbursement fee not greater than 2.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
     Net investment loss                                       $      (0.81)             $      (1.66)
     Ratios (to average net assets):
       Expenses##                                                      6.03%+                    5.73%+
       Net investment loss                                            (4.25)%+                  (2.35)%+

  *  For the period from the inception of Class I shares, August 1, 2000, through September 30, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was
    5.69% and 5.37% for the six months ended March 31, 2001, and the period ended September 30, 2000, respectively.

See notes to financial statements.

---------------------------------------------------------------------------
                                                               PERIOD ENDED
                                                            MARCH 31, 2001*
                                                                (UNAUDITED)
VERTEX INTERNATIONAL FUND
---------------------------------------------------------------------------
                                                                    CLASS A
---------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  10.00
                                                                   --------
Income from investment operations# -
  Net investment income                                            $  --   +++
  Net realized and unrealized loss on investments and
    foreign currency                                                  (0.57)
                                                                   --------
      Total from investment operations                             $  (0.57)
                                                                   --------
Net asset value - end of period                                    $   9.43
                                                                   ========
Total return                                                          (5.70)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                           2.48%+
  Net investment income                                                0.03%+
Portfolio turnover                                                      134%
Net assets at end of period (000 Omitted)                            $1,434

  (S)Subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management and distribution and service fees at not more than 1.50% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
     Net investment loss                                           $  (0.23)
     Ratios (to average net assets):
       Expenses##                                                      9.42%+
       Net investment loss                                            (6.91)%+

  * For the period from the commencement of the fund's investment operations, December 29, 2000, through March 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
Vertex Contrarian Fund and Vertex International Fund (each fund) are non-diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Each fund can invest up to 35% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Each fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales - Each fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The funds will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Vertex Contrarian Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with Vertex Investment Management, Inc. (Vertex), a wholly owned subsidiary of Massachusetts Financial Services Company (MFS), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 2.00% of each fund's average daily net assets. Each fund also pays Vertex, at the end of each month, the fee of 2.00% of such fund's average daily net assets (computed over the course of that month), adjusted upward or downward by 0.20% of such fund's average daily net assets (computed over the course of the Performance Period, defined below) for each full percentage point that the fund's performance during the prior 12 months (the "Performance Period") exceeds or lags the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") and the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia and Far East) Index for the Vertex Contrarian Fund and the Vertex International Fund, respectively. The maximum adjustment (up or down) for each fund's fiscal year shall not exceed 2.00%, so that the minimum and maximum management fee paid by each fund during any fiscal year will be 0.00% and 4.00%, respectively. The S&P 500 Index is a broad-based, popular, unmanaged index commonly used to measure common stock total return performance. It is comprised of 500 widely held common stocks listed on the NYSE, AMEX, and OTC Market. Prior to March 1, 2000, the investment adviser had voluntarily agreed to waive its fee for Vertex Contrarian Fund and it is currently being waived for Vertex International Fund, which is shown as a reduction of expenses on the Statements of Operations.

Each fund has a temporary expense reimbursement agreement whereby Vertex has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. Each fund in turn will pay Vertex an expense reimbursement fee not greater than 2.00% and 1.50% for Vertex Contrarian Fund and Vertex International Fund, respectively, of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by Vertex in prior years. At March 31, 2001, aggregate unreimbursed expenses amounted to:

    VERTEX CONTRARIAN FUND      VERTEX INTERNATIONAL FUND
------------------------------------------------------------
            $50,363                      $17,175

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from Vertex. Certain officers and Trustees of the fund are officers or directors of Vertex, MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - Each fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales for the six months ended March 31, 2001, as its portion of the sales charge on sales of Class A shares of each fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that each fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan are currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares of each fund during the six months ended March 31, 2001.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                   VERTEX               VERTEX
                                          CONTRARIAN FUND    INTERNATIONAL FUND
-------------------------------------------------------------------------------
PURCHASES

Investments (non-U.S. government
   securities)                               $230,334,651            $2,216,325

SALES

Investments (non-U.S. government
   securities)                               $222,465,801            $1,161,559

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, are as follows:

                                                   VERTEX               VERTEX
                                          CONTRARIAN FUND    INTERNATIONAL FUND
-------------------------------------------------------------------------------
Aggregate cost                               $ 51,848,344            $1,903,505
                                             ------------            ----------
Gross unrealized depreciation                $(15,845,517)           $ (137,878)
Gross unrealized appreciation                   4,315,411                88,200
                                             ------------            ----------
    Net unrealized depreciation              $(11,530,106)           $  (49,678)
                                             ============            ==========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                       SIX MONTHS ENDED MARCH 31, 2001    PERIOD ENDED MARCH 31, 2001*
                                       -------------------------------    ----------------------------
                                                VERTEX CONTRARIAN FUND       VERTEX INTERNATIONAL FUND
                                        ------------------------------   -----------------------------
                                              SHARES            AMOUNT         SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                   95,300      $  3,577,281        151,985       $1,520,006
Shares issued to shareholders in
  reinvestment
  of distributions                           203,969         7,004,448        --              --
Shares reacquired                           (120,877)       (4,761,794)       --              --
                                         -----------      ------------    -----------       ----------
    Net increase                             178,392      $  5,819,935        151,985       $1,520,006
                                         ===========      ============    ===========       ==========
*For the period from the commencement of the funds investment operations, December 29, 2000, through March 31, 2001.

                                         YEAR ENDED SEPTEMBER 30, 2000
                                        ------------------------------
                                                VERTEX CONTRARIAN FUND
                                        ------------------------------
                                              SHARES            AMOUNT
----------------------------------------------------------------------
Shares sold                                  369,495       $17,459,070
Shares issued to shareholders in
  reinvestment
  of distributions                           306,108        13,045,234
Shares reacquired                           (162,056)       (9,057,070)
                                         -----------       -----------
    Net increase                             513,547       $21,447,234
                                         ===========       ===========

Class I shares
                                       SIX MONTHS ENDED MARCH 31, 2001       PERIOD ENDED SEPTEMBER 30, 2000**
                                        ------------------------------       ---------------------------------
                                                VERTEX CONTRARIAN FUND                  VERTEX CONTRARIAN FUND
                                        ------------------------------       ---------------------------------
                                              SHARES            AMOUNT             SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                   80,824      $  3,247,320             71,208       $3,183,899
Shares issued to shareholders in
  reinvestment
  of distributions                            29,827         1,024,556            --              --
Shares reacquired                            (17,110)         (641,773)            (1,082)         (49,953)
                                         -----------      ------------        -----------       ----------
    Net increase                              93,541      $  3,630,103             70,126       $3,133,946
                                         ===========      ============        ===========       ==========
** For the period from the inception of Class I shares, August 1, 2000, through September 30, 2000.

(6) Line of Credit
Each fund participates in a $35 million committed secured line of credit, provided by State Street Bank and Trust Company under a line of credit agreement. Each fund may borrow up to 50% of its net assets to invest in portfolio securities or for liquidity or defensive purposes. Each loan is secured by assets of the fund. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.09% per annum is charged based on the daily unused portion of the committed line of credit and allocated among the participating funds at the end of each quarter. During the six months ended March 31, 2001, the maximum amounts outstanding and the amounts at March 31, 2001, were as follows:

                                             VERTEX                     VERTEX
                                    CONTRARIAN FUND        INTERNATIONAL FUND*
--------------------------------------------------------------------------------
Maximum Loan Outstanding                $17,263,235                   $167,130
Average Loan Outstanding Loan           $ 9,567,276                   $ 55,573
Outstanding at March 31, 2001           $ 9,564,828                   $  --

Interest expense and weighted average interest rate incurred on the borrowings for the six months ended March 31, 2001, were as follows:

                                             VERTEX                     VERTEX
                                    CONTRARIAN FUND        INTERNATIONAL FUND*
--------------------------------------------------------------------------------
Interest Expense                           $324,884                       $923
Weighted Average Interest Expense             6.64%                      6.52%
Interest Expense at March 31, 2001            6.00%                       --

*For the period from the commencement of the fund's investment operations, December 29, 2000, through March 31, 2001.


                 --------------------------------------------
      This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

VERTEX(SM) CONTRARIAN FUND
VERTEX(SM) INTERNATIONAL FUND

Vertex Investment Management,Inc.
500 Boylston Street
Boston,MA 02116-3741

(C)2001 Vertex Investment Management, Inc.
Vertex investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                               VER-3-XI 5/01 733